SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 20, 2003

TRANSPORT CORPORATION OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction
of incorporation)

0-24908	41-1386925
(Commission	(I.R.S. Employer
File Number)	Identification No.)

1715 Yankee Doodle Road
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)
(651)-686-2500 (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On October 20, 2003, the registrant held a conference call and web cast on its earnings release. A transcript of the conference call is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.

By   /s/ Michael J. Paxton
Michael J. Paxton,
President and Chief Executive Officer

Dated: October 21, 2003